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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 22, 2004

                              CENTURY BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MASSACHUSETTS                                 ______
(STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                      04-2498617
         INCORPORATION)                                0-15752                  (IRS EMPLOYER IDENTIFICATION NO.)

            400 MYSTIC AVENUE                                                                02155
               MEDFORD, MA                                                                (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (781) 391-4000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is furnished pursuant to this Item 5.

On March 19, 2004, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing its Annual Meeting of Stockholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits

99.1  Century Bancorp, Inc. press release dated March 19, 2004.



                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CENTURY BANCORP, INC.


                                                   /s/ Paul V. Cusick, Jr.
                                                   ----------------------------
                                                   Paul V. Cusick, Jr.
                                                   Vice President and Treasurer

Dated:   March 22, 2004



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Exhibit 99.1

(CENTURY BANCORP INC LOGO)

            NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: (781) 393-4601

Fax: (781) 393-4071





         CENTURY BANCORP, INC. ANNOUNCES ANNUAL MEETING OF STOCKHOLDERS


MEDFORD, MA, MARCH 19, 2004---Century Bancorp Inc. (NASDAQ:CNBKA)
(www.century-bank.com) ("the Company") today announced that its Annual Meeting of Class B Common Stockholders will be held at the headquarters of Century Bank and Trust Company, 400 Mystic Avenue, Medford, Massachusetts, on Tuesday, April 13, 2004, at 10:00 a.m. Eastern Standard Time. All Class A and Class B Stockholders are cordially invited to attend.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

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